SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                          _________________________________

                                      FORM 8-K


                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934



                  Date of Report (Date of earliest event reported):
                                   January 8, 1998

                               NATIONSBANK CORPORATION
              (Exact name of registrant as specified in its charter)

                                    North Carolina
                              (State of Incorporation)

                                         1-6523
                               (Commission File Number)

                                      56-0906609
                          (IRS Employer Identification No.)

                            NationsBank Corporate Center
                              Charlotte, North Carolina
                       (Address of principal executive offices)

                                          28255
                                       (Zip Code)

                                    (704) 386-5000
                Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     Medium Term Notes

     On January 8, 1998, a Committee of the Board of Directors of the Registrant (the "Committee") approved the implementation of a medium-term note program, pursuant to which certain officers of the Registrant may cause it to issue from time to time up to $2,250,000,000 aggregate principal amount of certain medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series G (the "Senior Medium-Term Notes") or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series G (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), or any combination thereof, and may establish the price, terms and conditions and the specific method of distribution of the Medium-Term Notes. The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and First Trust of New York, National Association, as successor trustee to BankAmerica National Trust Company. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York. The resolutions of the Committee are included as Exhibit 99.1 hereto.

     On January 8, 1998, the Registrant entered into a distribution agreement with the agents named therein (the "United States Distribution Agreement"), the terms of which will govern sales of the Medium-Term Notes. The Medium-Term Notes are described generally in the Prospectus dated December 19, 1996 constituting a part of the Registration No. 333-13811, as supplemented by a Prospectus Supplement dated January 8, 1998. The United States Distribution Agreement is included as Exhibit 1.1 hereto.

     The Medium-Term Notes are unsecured debt securities which have been registered on Form S-3 with the Securities and Exchange Commission as follows: (i) $200,000,000 under Registration No. 33-63097, which represent all remaining unissued securities covered by such registration statement;
(ii) $50,000,000 under Registration No. 333-7229, which represent all remaining unissued securities covered by such registration statement and
(iii) $2,000,000,000 under Registration No. 333-13811, which will leave $1,000,000,000 of unallocated common stock, preferred stock or debt securities which may be issued under such registration statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.              DESCRIPTION OF EXHIBIT

               1.1            Master United States Distribution
                              Agreement dated January 8, 1998 with
                              respect to the offering of the Medium-
                              Term Notes

               4.1 Indenture dated as of January 1, 1995 between NationsBank Corporation and
                              BankAmerica National Trust Company,
                              as  trustee, incorporated herein by
                              reference to Exhibit 4.1 of the Registrant's
                              Registration Statement on Form S-3, as
                              amended, Registration No. 33-57533

               4.2            Successor Trustee Agreement effective
                              December 15, 1995, between NationsBank
                              Corporation and First Trust Bank of New
                              York, as successor trustee to BankAmerica
                              National Trust Company, incorporated herein by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-3
                              Registration No. 333-7229

               4.3            Form of Senior Medium-Term Note, Series
                              G (Fixed Rate)

               4.4            Form of Senior Medium-Term Note, Series
                              G (Floating Rate)

               4.5 Indenture dated as of January 1, 1995 between NationsBank Corporation and The Bank of New York, as trustee, incorporated herein by reference to
                              Exhibit 4.5 of the Registrant's
                              Registration Statement on Form S-3, as
                              amended, Registration No. 33-57533

               4.6            Form of Subordinated Medium-Term Note,
                              Series G (Fixed Rate)

               4.7            Form of Subordinated Medium-Term Note,
                              Series G (Floating Rate)

               5.1            Opinion of Smith Helms Mulliss & Moore, L.L.P.
                              as to the legality of the securities.

              23.1            Consent of Smith Helms Mulliss & Moore, L.L.P.
                              (included in Exhibit 5.1)

              99.1 Resolutions of a Committee of the Board of Directors dated January 8, 1998 with respect to the terms of the offering of the Medium-Term Notes





                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONSBANK CORPORATION


                                        By: /s/ Charles M. Berger
                                                CHARLES M. BERGER
                                                Associate General Counsel



Dated: January 14, 1998